Exhibit 99.1
Sandusky, Ohio THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ___, 2007 Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope. You can vote in one of three ways: (1) By Mail, (2) By Internet, (3) By Phone. See the reverse side of this sheet for instructions. IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE, COMPLETE BOTH SIDES OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO: Illinois Stock Transfer Co. 209 West Jackson Boulevard, Suite 903 Chicago, Illinois 60606 DETACH PROXY CARD HERE Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Special Meeting of the undersigned’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the Common Shares held of record IMPORTANT by the undersigned. THE PROMPT RETURN OF PROXIES WILL SAVE The undersigned acknowledges THE CORPORATION THE EXPENSE OF FURTHER receipt from the Corporation prior REQUESTS FOR PROXIES TO ENSURE A to the execution of this proxy of QUORUM AT THE SPECIAL MEETING. A a Notice of Special Meeting and SELF-ADDRESSED, POSTAGE-PRE-PAID the Corporation’s Proxy Statement ENVELOPE IS ENCLOSED FOR YOUR for the Special Meeting. CONVENIENCE. Signature Signature Date , 2007 Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian or on behalf of a corporation, partnership or other legal entity, please give your full title. If the shares are held jointly by two or more persons, each holder should sign.

TO VOTE BY MAIL To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided. TO VOTE BY INTERNET Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps: 1. Read the accompanying Proxy Statement. 2. Visit our Internet voting Site at http://www.illinoisstocktransfer.com, click on the heading “Internet Voting” and follow the instructions on the screen. 3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card. Please note that all votes cast by Internet must be completed and submitted prior to ___, 2007, at 11:59 p.m. Eastern Time. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed. If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail TO VOTE BY TELEPHONE Your telephone vote is quick, confidential and immediate. Just follow these easy steps: 1. Read the accompanying Proxy Statement. 2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions. 3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card. Please note that all votes cast by telephone must be completed and submitted prior to ___, 2007, at 11:59 p.m. Eastern Time. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail FIRST CITIZENS BANC CORP OF SANDUSKY, OHIO PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND UNLESS OTHERWISE MARKED WILL BE VOTED FOR ALL PROPOSALS. KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder(s) of First Citizens Banc Corp (the “Corporation”), of Sandusky, Ohio, hereby constitute(s) Blythe A. Friedley, W. Patrick Murray and J. George Williams, or any one of them, as proxies and attorneys of the undersigned, with full power of substitution and revocation to each, for and in the name of the undersigned, to attend the Special Meeting of Shareholders of the Corporation to be held on ___, 2007, at ___.m., local time, at the Cedar Point Center Facility, BGSU Firelands College, Huron, Ohio 44839, and any adjournments or postponements thereof, and to vote all common shares of the Corporation which the undersigned is entitled to vote at such Special Meeting, as specified below, on the following proposals: 1. To adopt the Agreement and Plan of Merger, dated as of June 7, 2007, by and between First Citizens Banc Corp and Futura Banc Corp., and to approve the transactions contemplated thereby, including the merger of Futura Banc Corp. with and into First Citizens Banc Corp and the issuance of common shares of First Citizens Banc Corp to shareholders of Futura Banc Corp. in the merger. ? FOR ? AGAINST ? ABSTAIN 2. To adopt an amendment to the Articles of Incorporation of First Citizens Banc Corp to increase the number of authorized common shares, without par value, of First Citizens Banc Corp from 10,000,000 to 20,000,000. ? FOR ? AGAINST ? ABSTAIN 3. To approve the adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to adopt the Agreement and Plan of Merger and to approve the transactions contemplated thereby and/or to adopt the proposed amendment to the Articles of Incorporation of First Citizens Banc Corp. ? FOR ? AGAINST ? ABSTAIN 4. To consider and act upon any other matter which may properly be brought before the Special Meeting or any adjournment or postponement thereof. The Board of Directors recommends that shareholders vote “FOR” each of the proposals described above. IF NO SPECIFIED VOTE IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THOSE PROPOSALS. If any other matters are properly brought before the Special Meeting or any adjournment or postponement thereof, the shares represented by this proxy shall be voted in accordance with the best judgment of the proxies appointed hereby. All shares represented by properly executed proxies will be voted as directed. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or notice in person at the meeting, or by a subsequently dated proxy. The aforesaid proxies are hereby authorized to vote at their discretion on any other matter that may properly come before the Special Meeting. An executed proxy may be revoked at any time prior to its exercise by submitting another proxy with a later date, by appearing in person at the Special Meeting and advising the Secretary of the shareholder’s intent to vote the share(s) or by sending a written, signed and dated revocation that clearly identifies the proxy being revoked to the principal executive offices of First Citizens Banc Corp at 100 East Water Street, Sandusky, Ohio 44870, Attention: James E. McGookey, Secretary. A revocation may be in any written form validly signed by the record holder so long as it clearly states that the proxy previously given is no longer effective.